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                                                                   Exhibit 10.34


                     MONTAGUE OAKS ASSOCIATES PHASE I & II,
                        a California general partnership
                                   (Landlord)

                                       and

                 SMART MACHINES, INC., a California corporation
                                    (Tenant)

                                      LEASE
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                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----

1.       Use .....................................................   1
2.       Term ....................................................   1
3.       Possession ..............................................   2
4.       Monthly Rent ............................................   2
          (a)      Basic Rent ....................................   2
          (b)      Common Area Charges ...........................   2
          (c)      Manner and Place of Payment ...................   3
          (d)      First Month's Rent ............................   3
          (e)      Security Deposit ..............................   3
5.       Intentionally Omitted ...................................   3
6.       Restriction on Use ......................................   3
7.       Compliance with Laws ....................................   4
8.       Alterations .............................................   5
9.       Repair and Maintenance ..................................   6
10.      Liens ...................................................   7
11.      Insurance ...............................................   7
12.      Utilities and Service ...................................   9
13.      Taxes and Other Charges .................................  10
14.      Entry by Landlord .......................................  11
15.      Common Area; Parking ....................................  12
16.      Common Area Charges .....................................  13
17.      Damage by Fire; Casualty ................................  14
18.      Indemnification .........................................  15
19.      Assignment and Subletting ...............................  16
20.      Default .................................................  18
21.      Landlord's Right to Cure Tenant's Default ...............  21
22.      Eminent Domain ..........................................  21

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23.      Notice and Covenant to Surrender ........................  22
24.      Tenant's Quitclaim ......................................  23
25.      Holding Over ............................................  23
26.      Subordination ...........................................  23
27.      Certificate of Estoppel .................................  24
28.      Sale by Landlord ........................................  24
29.      Attornment to Lender or Third Party .....................  24
30.      Default by Landlord .....................................  25
31.      Construction Changes ....................................  25
32.      Measurement of Premises .................................  25
33.      Attorney Fees ...........................................  26
34.      Surrender ...............................................  26
35.      Waiver ..................................................  26
36.      Easements; Airspace Rights ..............................  26
37.      Rules and Regulations ...................................  27
38.      Notices .................................................  27
39.      Name ....................................................  27
40.      Governing Law; Severability .............................  27
41.      Definitions .............................................  28
42.      Time ....................................................  29
43.      Interest on Past Due Obligations; Late Charge ...........  29
44.      Entire Agreement ........................................  29
45.      Corporate Authority .....................................  29
46.      Recording ...............................................  30
47.      Real Estate Brokers .....................................  30
48.      Exhibits and Attachments ................................  30
49.      Environmental Matters....................................  30
         (a) Tenant's Covenants Regarding Hazardous Materials ....  30



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             (i)  Hazardous Materials Handling ......................   30
             (ii) Notices ...........................................   31
         (b)  Indemnification of Landlord ...........................   31
         (c)  Survival ..............................................   32
50.      Signage ....................................................   32
51.      Submission of Lease ........................................   33
52.      Tenant Improvements ........................................   33
53.      Additional Rent ............................................   33
54.      option to Extend Term ......................................   33


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                                SUMMARY OF LEASE

1.       DATE OF LEASE:             June 7, 1995

2.       LANDLORD:                  MONTAGUE OAKS ASSOCIATES PHASE I &
                                    II 3945 Freedom Circle, suite 640 Santa
                                    Clara, California 95054

3.       TENANT:                    SMART MACHINES, INC.

4.       PREMISES:                  651 River Oaks Parkway
                                    San Jose, California

5.       SQUARE FEET:               Nine Thousand Seven Hundred Twenty-
                                    Eight (9,728)

6.       PERMITTED USE:             Sales, marketing, manufacturing and
                                    distribution of semiconductor equipment
                                    and software products and uses inciden-
                                    tal to the foregoing uses

7.       TERM:                      Three (3) years

         (a) SCHEDULED COMMENCEMENT DATE:    July 1, 1995

         (b) SCHEDULED EXPIRATION DATE:      June 30, 1998

8.       RENT:

         (a) BASIC RENT:                     $7,587.84 per month

         (b) TENANT'S ESTIMATED SHARE OF
             COMMON AREA CHARGES:            $1,235.46

9.       SECURITY DEPOSIT:                   $8,823.30

10.      PARKING SPACES PROVIDED:            Thirty-eight (38)

11.      OTHER IMPORTANT PROVISIONS:         Advance Rent
                                             Option to Extend
                                             Early Occupancy


THIS SUMMARY OF LEASE IS INTENDED TO SUMMARIZE CERTAIN KEY PROVISIONS IN THE ATTACHED LEASE. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS SUMMARY AND THE LEASE, THE PROVISIONS OF THE LEASE SHALL GOVERN.
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                                     LEASE

         THIS LEASE is made this 7th day of June, 1995, by and between MONTAGUE OAKS ASSOCIATES PHASE I & II, a California general partnership ("Landlord") and SMART MACHINES, INC., a California corporation ("Tenant").

                                  WITNESSETH:

         Landlord leases to Tenant and Tenant leases from Landlord those certain premises outlined in red on Exhibit "A" (the "Premises") commonly known as 651 River Oaks Parkway, San Jose, California, which Landlord and Tenant hereby agree consists of approximately nine thousand seven hundred twenty-eight (9,728) square feet in the Project. As used herein the term Project shall mean and include all of the land outlined in red on Exhibit "B" and all the buildings, improvements, fixtures and equipment now or hereafter situated on said land.

         Tenant covenants, as a material part of the consideration of this lease, to perform and observe each and all of the terms, covenants and conditions set forth below, and this lease is made upon the condition of such performance and observance.

         1. Use. Subject to the restrictions contained in paragraph 6 hereof, Tenant shall use the Premises for sales, marketing, manufacturing, and distribution of semiconductor equipment and software products and uses incidental to the foregoing uses. Tenant shall not use or permit the Premises to be used for any other purpose.

         2. Term.

            (a) The term shall be for three (3) years (unless sooner terminated as hereinafter provided) and, subject to paragraph 3, shall commence on July 1, 1995 and end on June 30, 1998.

            (b) Tenant shall have the right to occupy the Premises beginning on June 9, 1995 ("Early Occupancy Period"). Such early occupancy by Tenant shall be without payment of basic rent and common area charges, but shall otherwise be subject to all of the terms and conditions of this Lease. Tenant acknowledges that the tenant improvements will be constructed by Landlord while Tenant is in occupancy of the Premises. Tenant further acknowledges that construction of the tenant improvements may interfere or disrupt Tenant's use of the Premises and/or its business conducted thereon. Landlord shall not be liable to Tenant and Tenant hereby waives any and all claims against Landlord for interference or disruption of Tenant's business, or for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Project by or from Landlord's construction of the tenant improvements; provided, however, that the foregoing waiver shall not extend to claims arising out of the gross negligence or willful



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misconduct of Landlord. In no event shall Landlord be liable to Tenant for any consequential damages arising out of Landlord's construction of the tenant improvements while Tenant is in occupancy of the Premises.

         3. Possession.

            (a) Landlord anticipates that it will deliver possession of the Premises to Tenant on or before June 9, 1995. If Landlord for any reason cannot deliver possession of the Premises to Tenant by such date, this lease shall not be void or voidable, Landlord shall not be liable to Tenant for any loss or damage on account thereof and, unless Landlord's failure to deliver possession of the Premises to Tenant by the scheduled commencement date set forth in paragraph 2(a) is caused by Tenant caused delays as defined in Exhibit "C" to this lease, Tenant shall not be liable for rent until Landlord delivers possession of the Premises to Tenant. If the term commences on a date other than the date specified in paragraph 2(a) above, then the parties shall immediately execute an amendment to this lease stating the actual date of commencement and the revised expiration date. The expiration date of the term shall be extended by the same number of days that Tenant's possession of the Premises was delayed from that set forth in paragraph 2(a).

            (b) Tenant's inability or failure to take possession of the Premises when delivery is tendered by Landlord shall not delay the commencement of the term of this lease or Tenant's obligation to pay rent. Tenant acknowledges that Landlord shall incur significant expenses upon the execution of this lease, even if Tenant never takes possession of the Premises, including without limitation brokerage commissions and fees, legal and other professional fees, the costs of space planning and the costs of construction of improvements in the Premises. Tenant acknowledges that all of said expenses shall be included in measuring Landlord's damages should Tenant breach the terms of this lease.

         4. Monthly Rent.

            (a) Basic Rent. Tenant shall pay to Landlord as basic rent for the Premises, in advance, the sum of Seven Thousand Five Hundred Eighty-seven Dollars and Eighty-four Cents ($7,587.84) on or before the first day of the first full calendar month of the term and on or before the first day of each and every successive calendar month. Basic rent for any partial month shall be payable in advance and shall be prorated at the rate of 1/30th of the monthly basic rent per day.

            (b) Common Area Charges. In addition to the above basic rent and as additional rent, Tenant shall pay to Landlord, subject to adjustments and reconciliation as provided in paragraph 16 of this lease, the sum of One Thousand Two Hundred Thirty-five Dollars and Forty-six Cents ($1,235.46) on or before the first day of the first full calendar month of the term and on the first day of each



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and every successive calendar month, said sum representing Tenant's estimated payment of its percentage share of common area charges as provided for in paragraph 16 of this lease. Payment of common area charges for any partial month shall be payable in advance and shall be prorated at the rate of 1/30th of the monthly payment of common area charges per day.

            (c) Manner and Place of Payment. All payments of basic rent and common area charges shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America, at the office of Landlord at 3945 Freedom Circle, Suite 640, Santa Clara, California 95054, or to such other person or place as Landlord may from time to time designate in writing.

            (d) First Month's Rent. Concurrently with Tenant's execution of this lease, Tenant shall deposit with Landlord the sum of Eight Thousand Eight Hundred Twenty-three Dollars and Thirty Cents ($8,823.30) to be applied against the basic rent and common area charges for the first lease month of the term.

            (e) Security Deposit. Concurrently with Tenant's execution of this lease, Tenant shall deposit with Landlord the sum of Eight Thousand Eight Hundred Twenty-three Dollars and Thirty Cents ($8,823.30), which sum shall be held by Landlord as a security deposit for the faithful performance by Tenant of all of the terms, covenants and conditions of this lease to be kept and performed by Tenant. If Tenant defaults with respect to any provision of this lease, including but not limited to, the provisions relating to the payment of basic rent and common area charges, Landlord may (but shall not be required to) use, apply, or retain all or any part of this security deposit for the payment of any amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of default. If any portion of said deposit is so used, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the security deposit to its original amount; Tenant's failure to do so shall be a material breach of this lease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant is not in default at the expiration or termination of this lease, the security deposit or any balance thereof shall be returned to Tenant after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this lease, Landlord shall transfer said deposit to Landlord's successor in interest, and Tenant agrees that Landlord shall thereupon be released from liability for the return of such deposit or any accounting therefor.

         5. Intentionally Omitted.

         6. Restriction on Use. Tenant shall not do or permit to be done in or about the Premises or the Project, nor bring or keep or permit to be brought or kept in or about the Premises or Project,



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anything which is prohibited by or will in any way increase the existing rate of, or otherwise affect, fire or any other insurance covering the Project or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Project or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in or about the Premises or the Project which will constitute waste or which will in any material way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises or the Project. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not use the Premises in any manner that will cause or emit any objectionable odor, noise or light into the adjoining premises or Common Area. Tenant shall not do anything on the Premises that will cause damage to the Project and Tenant shall not overload the floor capacity of the Premises or the Project. No machinery, apparatus or other appliance shall be used or operated in or on the Premises that will in any manner injure, vibrate or shake the Premises. Landlord shall be the sole judge, of whether such odor, noise, light or vibration is such as to violate the provisions of this paragraph. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or the Project except in trash containers placed inside exterior enclosures designated for that purpose by Landlord, or where otherwise designated by Landlord; and no toxic or hazardous materials shall be disposed of through the plumbing or sewage system. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored or permitted to remain outside of the building proper. No retail sales shall be made on the Premises. Tenant shall comply with any covenant, condition or restriction ("C.C. & R.'s") affecting the Premises.

         7. Compliance with Laws. Tenant shall, in connection with its use and occupation of the Premises, at its sole cost and expense, promptly observe and comply with (i) all laws, statutes, ordinances and governmental rules, regulations and requirements of federal, state, county, municipal and other governmental authorities, now or hereafter in effect, which shall impose any duty upon Landlord or Tenant with respect to the use, occupancy or alteration of the Premises, (ii) with the requirements of any board of fire underwriters or other similar body now or hereafter constituted and (iii) with any direction or occupancy certificate issued pursuant to law by any public authority; provided, however, that no such failure shall be deemed a breach of these provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant (whether or not Landlord is a party thereto) that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as



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between Landlord and Tenant. This lease shall remain in full force and effect notwithstanding any loss of use or other effect on Tenant's enjoyment of the Premises by reason of any governmental laws, statutes, ordinances, rules, regulations and requirements now or hereafter in effect.

          8. Alterations. Tenant shall not make or suffer to be made any alteration, addition or improvement to or of the Premises or any part thereof (collectively referred to herein as "alterations") without (i) the prior written consent of Landlord, (ii) a valid building permit issued by the appropriate governmental authority and (iii) otherwise complying with all applicable laws, regulations and requirements of governmental agencies having jurisdiction and with the rules, regulations and requirements of any board of fire underwriters or similar body. Landlord's consent to any requested alteration shall not create on the part of Landlord or cause Landlord to incur any responsibility or liability for such alteration's compliance with all laws, rules and regulations of federal, state, county, municipal and other governmental authorities. Any alteration made by Tenant (excluding moveable furniture and trade fixtures not attached to the Premises) shall at once become a part of the Premises and belong to Landlord. Without limiting the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, drapery and carpet installations made by Tenant, regardless of how attached to the Premises, together with all other alterations that have become an integral part of the Project in which the Premises are a part, shall be and become part of the Premises and belong to Landlord upon installation and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the termination of the lease.

          If Landlord consents to the making of any alteration by Tenant, the same shall be made by Tenant at its sole risk, cost and expense and only after Landlord's written approval of any contractor or person selected by Tenant for that purpose, and the same shall be made at such time and in such manner as Landlord may from time to time designate. Tenant shall, if required by Landlord, secure at Tenant's cost a completion and lien indemnity bond for such work. Upon the expiration or sooner termination of the term, Landlord may, at its sole option, require Tenant, at Tenant's sole cost and expense, to promptly both remove any such alteration made by Tenant and designated by Landlord to be removed and repair any damage to the Premises caused by such removal, and restore the Premises to the condition that existed prior to such alteration in accordance with all applicable laws, statutes, building codes, and regulations in effect as of the date of such restoration. Any moveable furniture and equipment or trade fixtures remaining on the Premises at the expiration or other termination of the term shall become the property of the Landlord unless promptly removed by Tenant.



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          If during the term any alteration, addition or change of the Premises is required by law, regulation, ordinance or order of any public authority, Tenant, at its sole cost and expense, shall promptly make the same. If during the term any alterations, additions or changes to the Common Area or to the Project in which the Premises is located is required by law, regulation, ordinance or order of any public or quasi-public authority, and it is impractical in Landlord's judgment for the affected tenants to individually make such alterations, additions or changes, Landlord shall make such alterations, additions or changes and the cost thereof shall be a common area charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16.

          9. Repair and Maintenance. By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair (excepting only "punchlist items"). Except as expressly provided below, Tenant shall at its sole cost keep and maintain the entire Premises and every part thereof including, without limitation, the windows, window frames, plate glass, glazing, elevators within the Premises, truck doors, doors and all door hardware, the interior walls and partitions, lighting and the electrical, mechanical, and plumbing systems. Tenant shall also repair and maintain the heating and air conditioning systems (unless Landlord has elected to keep and maintain the heating and air conditioning systems as provided below) which shall include, without limitation, a periodic maintenance agreement with a reputable and licensed heating and air conditioning service company. If Tenant's use of the heating and air conditioning systems is limited to normal business hours (8:00 a.m. to 6:00 p.m.) such agreement shall provide for service at least as often as every 60 days; if Tenant's use of the heating or air conditioning systems extends beyond such normal business hours this service shall be as often as may be required by Landlord and in any event such service shall meet all warranty enforcement requirements of such equipment and comply with all manufacturer recommended maintenance. Landlord may elect, at its option, to keep and maintain the heating and air conditioning systems of the Premises and in such event, Tenant shall pay to Landlord upon demand the full cost of such maintenance.

          Subject to the provisions of paragraph 17, Landlord shall keep and maintain the roof, structural elements, and exterior walls of the buildings constituting the Project and Common Area in good order and repair. Notwithstanding the foregoing, if any major repairs or replacements are required to the heating and air conditioning systems of the Premises during the first ninety (90) days after the Commencement Date (as defined in Paragraph 2(a) above), Landlord shall make such repairs or replacements; provided, however, that Tenant shall remain responsible for all routine maintenance of the heating and air conditioning systems occurring during said ninety (90) day period. Notwithstanding the foregoing, if any repairs or maintenance, including major repairs or replacements to the heating and air conditioning systems are required because of an act or omission of Tenant, or its agents, employees



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or invitees, Tenant shall pay the Landlord upon demand the full cost of such repairs or maintenance. Tenant waives all rights under and benefits of California Civil Code Sections 1932(1), 1941, and 1942 and under any similar law, statute or ordinance now or hereafter in effect. The cost of the repairs and maintenance which are the obligation of Landlord hereunder, including without limitation, maintenance contracts and supplies, materials, equipment and tools used in such repairs and maintenance shall be a common area charge and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraph 16; provided, however, that if any repairs or maintenance is required because of an act or omission of Tenant, or its agents, employees or invitees, Tenant shall pay to Landlord upon demand the full cost of such repairs or maintenance.

          10. Liens. Tenant shall keep the Premises and the Project free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant, its agents, employees or contractors. Upon Tenant's receipt of a preliminary twenty (20) day notice filed by a claimant pursuant to California Civil Code Section 3097, Tenant shall immediately provide Landlord with a copy of such notice. Should any lien be recorded against the Project, Tenant shall give immediate notice of such lien to Landlord. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses (including attorneys' fees) incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises and the Project and any other party having an interest therein, from mechanics' and materialmen's liens and like liens. Tenant shall give Landlord at least fifteen (15) days prior notice of the date of commencement of any construction on the Premises in order to permit the posting of such notices. In the event Tenant is required to post an improvement bond with a public agency in connection with any work performed by Tenant on or to the Premises, Tenant shall include Landlord as an additional obligee.

         11. Insurance. Tenant, at its sole cost and expense, shall keep in force during the term (i) commercial general liability and property damage insurance with a combined single limit of at least $2,000,000 per occurrence insuring against personal or bodily injury to or death of persons occurring in, on or about the Premises or Project and any and all liability of the insureds with respect to the Premises or arising out of Tenant's maintenance, use or occupancy of the Premises and all areas appurtenant thereto,



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
(ii) direct physical loss-special insurance covering the leasehold improvements in the Premises and all of Tenant's equipment, trade fixtures, appliances, furniture, furnishings, and personal property from time to time located in, on or about the Premises, with coverage in the amount of the full replacement cost thereof, and (iii) Worker's Compensation Insurance as required by law, together with employer's liability coverage with a limit of not less than $1,000,000 for bodily injury for each accident and for bodily injury by disease for each employee. Tenant's commercial general liability and property damage insurance and Tenant's Workers Compensation Insurance shall be endorsed to provide that said insurance shall not be canceled or reduced except upon at least thirty (30) days prior written notice to Landlord. Further, Tenant's commercial general liability and property damage insurance shall be primary and shall be endorsed to provide that Landlord and McCandless Management Corporation, and their respective partners, officers, directors and employees and such other persons or entities as directed from time to time by Landlord shall be named as additional insureds for all liability using ISO Bureau Form CG20111185 (or a successor form) or such other endorsement form reasonably acceptable to Landlord; shall contain a severability of interest clause and a cross-liability endorsement; shall be endorsed to provide that the limits and aggregates apply per location using ISO Bureau Form CG25041185 (or a successor form) or such other endorsement form reasonably acceptable to Landlord; and shall be issued by an insurance company admitted to transact business in the State of California and rated A+VIII or better in Best's Insurance Reports (or a successor report). The deductibles for all insurance required to be maintained by Tenant hereunder shall be reasonably satisfactory to Landlord. The commercial general liability insurance carried by Tenant shall specifically insure the performance by Tenant of the indemnification provisions set forth in paragraph 18 of this lease provided, however, nothing contained in this paragraph 11 shall be construed to limit the liability of Tenant under the indemnification provisions set forth in said paragraph 18. If Landlord or any of the additional insureds named on any of Tenant's insurance, have other insurance which is applicable to the covered loss on a contributing, excess or contingent basis, the amount of the Tenant's insurance company's liability under the policy of insurance maintained by Tenant shall not be reduced by the existence of such other insurance. Any insurance carried by Landlord or any of the additional insureds named on Tenant's insurance policies shall be excess and non-contributing with the insurance so provided by Tenant. Landlord shall keep in force during the term a policy of commercial general liability and property damage insurance insuring against personal or bodily injury to or death of persons occurring in, on, or about the common areas of the Project. The cost of such insurance, plus any charges for deferred payment of premiums and the amount of any deductible incurred upon any covered loss within the common area of the Project shall be a common area charge.

         Tenant shall, prior to the commencement of the term and at least thirty
(30) days prior to any renewal date of any insurance policy required to be maintained by Tenant pursuant to this paragraph, provide Landlord with a completed Certificate of Insurance, using a form acceptable in Landlord's reasonable judgement, attaching thereto copies of all endorsements required to be provided by Tenant under this lease. Tenant agrees to increase the coverage or otherwise comply with changes in connection with said commercial general liability, property damage, direct physical loss and Worker's Compensation Insurance as Landlord or Landlord's lender may from time to time reasonably require.

          Landlord shall obtain and keep in force a policy or policies of insurance covering loss or damage to the Premises and Project, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance, with increased cost of reconstruction and contingent liability (including demolition), plus a policy of rental income insurance in the amount of one hundred percent (100%) of twelve
(12) months' rent (including sums paid as additional rent) and such other insurance as Landlord or Landlord's lender may from time to time reasonably require. Landlord may, but shall not be obligated to, obtain flood and/or earthquake insurance. Landlord shall have no liability to Tenant if Landlord elects not to obtain flood and/or earthquake insurance. The cost of all such insurance purchased by Landlord, plus any charges for deferred payment of premiums and the amount of any deductible incurred upon any covered loss within the Project, shall be common area charges and Tenant shall pay to Landlord its percentage share of such costs as provided in paragraph 16. If the cost of insurance is increased due to Tenant's use of the Premises, then Tenant shall pay to Landlord upon demand the full cost of such increase.

         Landlord and Tenant hereby mutually waive any and all rights of recovery against one another for real or personal property loss or damage occurring to the Premises or the Project, or any part thereof, or to any personal property therein, from perils insured against under fire and extended insurance and any other property insurance policies existing for the benefit of the respective parties so long as such insurance permits waiver of liability and contains a waiver of subrogation without additional premiums.

         If Tenant does not take out and maintain insurance as required pursuant to this paragraph 11, Landlord may, but shall not be obligated to, take out the necessary insurance and pay the premium therefor, and Tenant shall repay to Landlord promptly on demand, as additional rent, the amount so paid. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as additional rent, any and all reasonable expenses (including attorney fees) and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain such insurance, it being expressly declared that the expenses and damages of Landlord shall not be limited to the amount of the premiums thereon.

          12. Utilities and Service. Tenant shall pay for all water, gas, light, heat, power, electricity, telephone, trash pickup, sewer charges and all other services supplied to or consumed on the Premises. In the event that any service is not separately metered or billed to the Premises, the cost of such utility service or other service shall be a common area charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16. In addition, the cost of all utilities and services furnished by Landlord to the Common Area shall be a common area charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16.

         If Tenant's use of any such utility or service is materially in excess of the average furnished to the other tenants of the Project, and such utility or service is not separately metered, then Tenant shall pay to Landlord upon demand, as additional rent, the full cost of such excess use, or Landlord may cause such utility or service to be separately metered, in which case Tenant shall pay the full cost of such utility or service and reimburse Landlord upon demand for the cost of installing the separate meter.

         Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of, the failure of any person or entity to furnish any of the foregoing services when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, governmental moratoriums, regulations or other governmental actions, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. In addition, Tenant shall not be relieved from the performance of any covenant or agreement in this lease because of any such failure, and no eviction of Tenant shall result from such failure.

          13. Taxes and Other Charges. All real estate taxes and assessments and other taxes, fees and charges of every kind or nature, foreseen or unforeseen, which are levied, assessed or imposed upon Landlord and/or against the Premises, building, Common Area or Project, or any part thereof by any federal, state, county, regional, municipal or other governmental or quasi-public authority, together with any increases therein for any reason, shall be a common area charge and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraph 16. By way of illustration and not limitation, "other taxes, fees and charges" as used herein include any and all taxes payable by Landlord (other than state and federal personal or corporate income taxes measured by the net income of Landlord from all sources, and premium taxes), whether or not now customary or within the contemplation of the parties hereto,
(i) upon, allocable to, or measured by the rent payable hereunder, including, without limitation, any gross income or excise tax levied by the local, state or federal government with respect to the receipt of such rent, (ii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any part thereof, (iii) upon or measured by the value of Tenant's personal property or leasehold improvements located in the Premises, (iv) upon this transaction or any document to which Tenant is a party creating or transferring an interest or estate in the Premises, (v) upon or with respect to vehicles, parking or the number of persons employed in or about the Project, and (vi) any tax, license, franchise fee or other imposition upon Landlord which is otherwise measured by or based in whole or in part upon the Project or any portion thereof. If Landlord contests any such tax, fee or charge, the cost and expense incurred by Landlord thereby (including, but not limited to, costs of attorneys and experts) shall also be common area charges and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraph 16. In the event the Premises and any improvements installed therein by Tenant or Landlord are valued by the assessor disproportionately higher than those of other tenants in the building or Project or in the event alterations or improvements are made to the Premises, Tenant's percentage share of such taxes, assessments, fees and/or charges shall be readjusted upward accordingly and Tenant agrees to pay such readjusted share. Such determination shall be made by Landlord from the respective valuations assigned in the assessor's work sheet or such other information as may be reasonably available and Landlord's determination thereof shall be conclusive.

         Tenant agrees to pay, before delinquency, any and all taxes levied or assessed during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises, including carpeting and other property installed by Tenant notwithstanding that such carpeting or other property has become a part of the Premises. If any of Tenant's personal property shall be assessed with the Project, Tenant shall pay to Landlord, as additional rent, the amount attributable to Tenant's personal property within ten (10) days after receipt of a written statement from Landlord setting forth the amount of such taxes, assessments and public charges attributable to Tenant's personal property.

          14. Entry by Landlord. Landlord reserves, and shall at all reasonable times have, the right to enter the Premises (i) to inspect the Premises, (ii) to supply services to be provided by Landlord hereunder, (iii) to show the Premises to prospective purchasers, lenders or tenants and to put 'for sale' or 'for lease' signs thereon, (iv) to post notices required or allowed by this lease or by law, (v) to alter, improve or repair the Premises and any portion of the Project, and (vi) to erect scaffolding and other necessary structures in or through the Premises or the Project where reasonably required by the character of the work to be performed. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising from Landlord's entry and acts pursuant to this paragraph (except the foregoing shall not be deemed a waiver of claims against Landlord for its gross negligence or willful conduct arising from Landlord's entry or such acts) and Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this paragraph. For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, on and about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry by Landlord to the Premises pursuant to this paragraph shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

          15. Common Area; Parking. Subject to the terms and conditions of this lease and such rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees and invitees shall, in common with other occupants of the Project, and their respective employees and invitees and others entitled to the use thereof, have the nonexclusive right to use the access roads, parking areas and facilities within the Project provided and designated by Landlord for the general use and convenience of the occupants of the Project which areas and facilities shall include, but not be limited to, sidewalks, parking, refuse, landscape and plaza areas, roofs and building exteriors, which areas and facilities are referred to herein as "Common Area." This right shall terminate upon the termination of this lease.

         Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Area. Landlord shall also have the right at any time to change the name, number or designation by which the Project is commonly known. Landlord further reserves the right to promulgate such rules and regulations relating to the use of the Common Area, and any part thereof, as Landlord may deem appropriate for the best interests of the occupants of the Project. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant and Tenant shall abide by them and cooperate in their observance. Such rules and regulations may be amended by Landlord from time to time, with or without advance notice.

         Tenant shall have the nonexclusive use of thirty-eight (38) parking spaces in the Common Area as designated from time to time by Landlord. Landlord reserves the right at its sole option to assign and label parking spaces, but it is specifically agreed that Landlord is not responsible for policing any such parking spaces. Tenant shall not at any time park or permit the parking of Tenant's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas so as to interfere in any way with the use of such areas; nor shall Tenant at any time park or permit the parking of Tenant's vehicles or trucks, or the vehicles or trucks of Tenant's suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant. Tenant shall not park or permit any inoperative vehicle or equipment to be parked on any portion of the Common Area.

          Landlord shall operate, manage and maintain the Common Area in a manner consistent with other similar industrial parks in the north San Jose area. The expenditures for such operation, management and maintenance shall be at the sole discretion of Landlord. The cost of such maintenance, operation and management of the Common Area, including but not limited to landscaping, repair of paving, parking lots and sidewalks, security and exterminator services and salaries and employee benefits (including union benefits) of on-site and accounting personnel engaged in such maintenance and operations management, shall be a common area charge and Tenant shall pay to Landlord its percentage share of such costs as provided in paragraph 16.

         16. Common Area Charges. Tenant shall pay to Landlord, as additional rent, an amount equal to eleven and nine one hundredths percent (11.09%) of the total common area charges as defined below. Tenant's percentage share of common area charges shall be paid as follows:

          Tenant's estimated monthly payment of common area charges payable by Tenant during the calendar year in which the term commences is set forth in paragraph 4(b) of this lease. Prior to the commencement of each succeeding calendar year of the term (or as soon as practicable thereafter), Landlord shall deliver to Tenant a written estimate of Tenant's monthly payment of common area charges. Tenant shall pay, as additional rent, on the first day of each month during the term in accordance with paragraph 4(b) of this lease, its monthly share of common area charges as estimated by Landlord. Within one hundred twenty
(120) days of the end of each calendar year and of the termination of this lease (or as soon as practicable thereafter), Landlord shall deliver to Tenant a statement of actual common area charges incurred for the preceding year. If such statement shows that Tenant has paid less than its actual percentage then Tenant shall on demand pay to Landlord the amount of such deficiency. If Tenant fails to pay such excess amount due within ten (10) days after demand, Tenant shall pay an additional ten percent (10%) of the amount due as a penalty. If such statement shows that Tenant has paid more than its actual percentage share then Landlord shall, at its option, promptly refund such excess to Tenant or credit the amount thereof to the rent next becoming due from Tenant. Landlord reserves the right to revise any estimate of common area charges if actual or projected common area charged show an increase or decrease in excess of 10% from any earlier estimate for the same period. In such event, Landlord shall deliver the revised estimate to Tenant, together with an explanation of the reasons therefor, and Tenant shall revise its payments accordingly. Landlord's and Tenant's obligation with respect to adjustments at the end of the term or earlier expiration of this lease shall survive such termination or expiration.

         "Common area charges," as used in this lease, shall include, but not be limited to, (i) all items identified in paragraphs 8,

9, 11, 12, 13 and 15 as being common area charges; (ii) amortization of such capital improvements having a useful life greater than one year as Landlord may have installed for the purpose of reducing operating costs and/or to comply all laws, rules and regulations of federal, state, county, municipal and other governmental authorities now or hereinafter in effect (Tenant's share of any such capital improvement shall equal Tenant's proportionate share of the fraction of the cost of such capital improvement equal to the remaining term of the lease over the useful life of such capital improvement); (iii) salaries and employee benefits (including union benefits) of personnel engaged in the operation and maintenance of the Project (or the building in which the Premises are located) and payroll taxes applicable thereto; (iv) supplies, materials, equipment and tools used or required in connection with the operation and maintenance of the Project; (v) licenses, permits and inspection fees; (vi) a reasonable reserve for repairs and replacement of equipment used in the maintenance and operation of the Project; and (vii) all other operating costs incurred by Landlord in maintaining and operating the Project.

         17. Damage by Fire; Casualty. In the event the Premises are damaged by any casualty which is covered under an insurance policy required to be maintained by Landlord pursuant to paragraph 11, Landlord shall be entitled to the use of all insurance proceeds and shall repair such damage as soon as reasonably possible and this lease shall continue in full force and effect.

          In the event the Premises are damaged by any casualty not covered under an insurance policy required to be maintained pursuant to paragraph 11, Landlord may, at Landlord's option, either (i) repair such damage, at Landlord's expense, as soon as reasonably possible, in which event this lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damages of Landlord's intention to cancel and terminate this lease as of the date of the occurrence of the damages; provided, however, that if such damage is caused by an act or omission of Tenant or its agent, servants or employees, then Tenant shall repair such damage promptly at its sole cost and expense. In the event Landlord elects to terminate this lease pursuant hereto, Tenant shall have the right within ten
(10) days after receipt of the required notice to notify Landlord in writing of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within the ten (10) day period, this lease shall be cancelled and terminated as of the date of the occurrence of such damage. Under no circumstances shall Landlord be required to repair any injury or damage to (by fire or other cause), or to make any restoration or replacement of, any of Tenant's personal property, trade fixtures or property leased from third parties, whether or not the same is attached to the Premises.

         If the Premises are totally destroyed during the term from any cause (including any destruction required by any authorized public authority) whether or not covered by the insurance required under paragraph 11, this lease shall automatically terminate as of the date of such total destruction; provided, however, that if the Premises can reasonably and lawfully be repaired or restored within seven (7) months of the date of destruction to substantially the condition existing prior to such destruction and if the proceeds of the insurance payable to the Landlord by reason of such destruction are sufficient to pay the cost of such repair or restoration, then the insurance proceeds shall be so applied, Landlord shall promptly repair and restore the Premises and this lease shall continue, without interruption, in full force and effect. If the Premises are totally destroyed during the last twelve (12) months of the term, either party may cancel and terminate this lease as of the date of occurrence of such damage by giving written notice to the other party of the such party's election to terminate within thirty (30) days after the occurrence of such damage.

         If the Premises are partially or totally destroyed or damaged and Landlord or Tenant repair them pursuant to this lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated only in proportion to the square footage of the Premises rendered untenantable to Tenant by such damage or destruction. Tenant shall have no claim against Landlord for any damage, loss or expense suffered by reason of any such damage, destruction, repair or restoration. The parties waive the provisions of California Civil Code sections 1932(2) and 1933(4) (which provisions permit the termination of a lease upon destruction of the leased premises), and hereby agree that the provisions of this paragraph 17 shall govern in the event of such destruction.

         18. Indemnification. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Project by or from any cause whatsoever except the failure of Landlord to perform its obligations under this lease where such failure has persisted for an unreasonable period of time after notice of such failure; provided, however, that the foregoing waiver shall not extend to any such claims arising out of the gross negligence or willful misconduct of Landlord. Without limiting the foregoing, Landlord shall not be liable to Tenant for any injury to or death of any person or damages to or destruction of property by reason of, or arising from, any latent defect in the Premises or Project or the act or negligence of any other tenant of the Project. Tenant shall immediately notify Landlord of any defect in the Premises or Project.

         Except as to injury to persons or damage to property the principal cause of which is the failure by Landlord to observe any of the terms and conditions of this lease, Tenant shall hold Landlord harmless from and defend Landlord against any claim, liability, loss, damage or expense (including attorney fees) arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises from any cause whatsoever or on account of the use, condition, occupational safety or occupancy of the Premises. Tenant shall further hold Landlord harmless from and defend Landlord against any claim, liability, loss, damage or expense (including attorney fees) arising (i) from Tenant's use of the Premises or from the conduct of its business or from any activity or work done, permitted or suffered by Tenant or its agents or employees in or about the Premises or Project, (ii) out of the failure of Tenant to observe or comply with Tenant's obligation to observe and comply with laws or other requirements as set forth in paragraph 7, (iii) by reason of Tenant's use, handling, storage, or disposal of toxic or hazardous materials or waste, (iv) by reason of any labor or service performed for, or materials used by or furnished to, Tenant or any contractor engaged by Tenant with respect to the Premises, or
(v) from any other act, neglect, fault or omission of Tenant or its agents or employees.

         The provisions of this paragraph 18 shall survive the expiration or earlier termination of this lease.

         19. Assignment and Subletting. Tenant shall not voluntarily assign, encumber or otherwise transfer its interest in this lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld subject to tenant's compliance with the requirements of this paragraph 19. Any assignment, encumbrance or sublease without Landlord's consent, shall constitute a default.

         If Tenant desires to sublet or assign all or any portion of the Premises, Tenant shall give Landlord written notice thereof, specifying the projected commencement date of the proposed sublet or assignment (which date shall be not less than thirty (30) days or more than ninety (90) days after the date of such notice), the portions of the Premises proposed to be sublet or assigned, and the identity of the proposed assignee or subtenant. Tenant shall further provide Landlord with such other information concerning the proposed assignee or subtenant as requested by Landlord. Any proposed assignee or sublessee must agree to assume and agree to perform all the covenants and conditions of Tenant under this lease. In the case of any proposed assignment, or in the case of a proposed sublet of all of the Premises at a time when Tenant has not occupied the Premises, or if the proposed sublet is for the entire Premises for a sublet term ending within the last twelve (12) months of the term of this lease, Landlord shall have the right, exercisable by written notice to be delivered to Tenant within thirty (30) days of receipt of Tenant's notice, to terminate this lease effective as of the date specified in Tenant's notice as the proposed commencement date of the assignment or sublease. If Landlord does not elect to terminate this lease and if Landlord consents in writing to the proposed assignment or sublet, Tenant shall be free to assign or sublet all or a portion of the Premises subject to the following conditions: (i) any sublease shall be on the same terms set forth in the notice given to Landlord; (ii) no sublease shall be valid and no subtenant shall take possession of the sublet premises until an executed counterpart of such sublease has been delivered to Landlord; (iii) no subtenant shall have a further right to sublet; (iv) any sums or other economic consideration received by Tenant as a result of such assignment or sublet (except rental or other payments received which are attributable to the amortization over the term of this lease of the cost of leasehold improvements constructed for such assignees or subtenant, and brokerage fees) whether denominated rentals or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this lease (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease), shall be payable to Landlord as additional rent under this lease without affecting or reducing any other obligation of Tenant hereunder; and (v) no sublet or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Tenant shall pay to Landlord promptly upon demand as additional rent, Landlord's actual attorneys' fees and other costs (subject to a maximum of One Thousand Dollars ($1,000) incurred for reviewing, processing or documenting any requested assignment or sublease, whether or not Landlord's consent is granted. Tenant shall not be entitled to assign this lease or sublease all or any part of the Premises (and any attempt to do so shall be voidable by Landlord) during any period in which Tenant is in default under this lease.

         If Tenant is a partnership, a withdrawal or change, voluntary or involuntary or by operation of law, of any general partner or the dissolution of the partnership shall be deemed an assignment of this lease subject to all the conditions of this paragraph 19. If Tenant is a corporation any dissolution, merger, consolidation or other reorganization of Tenant or the sale or other transfer of a controlling percentage of the capital stock of Tenant or the sale of more than fifty percent (50%) of the value of Tenant's assets shall be an assignment of this lease subject to all the conditions of this paragraph 19. The term "controlling percentage" means the ownership of, and the right to vote, stock possessing more than 50% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote. This paragraph shall not apply if Tenant is a corporation the stock of which is traded through an exchange. Notwithstanding anything contained in this paragraph 19, Tenant may, without Landlord's prior written consent and without triggering any recapture right on the part of Landlord, sublet the Premises or assign the lease to a (i) corporation controlled by Tenant, (ii) a successor corporation related to Tenant by merger, consolidation, or other reorganization, or (iii) a purchaser of all or substantially all of Tenant's assets, so long as Tenant provides evidence satisfactory to Landlord, in Landlord's reasonable discretion, that

Tenant is a surviving entity, the net worth of the assignee or subtenant is greater than or equal to the net worth of Tenant at the execution of this lease, the use and occupancy of the Premises shall remain the same, and Tenant remains fully liable under the lease.

          The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or sublet shall not be deemed consent to any subsequent assignment or sublet. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or sublets of this lease or amendments or modifications to this lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this lease.

          No interest of Tenant in this lease shall be assignable by operation of law (including, without limitation, the transfer of this lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (i) if Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; (ii) if a writ of attachment or execution is levied on this lease; or (iii) if, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this lease, in which case this lease shall not be treated as an asset of Tenant.

         Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this lease, all rent from any subletting of all or a part of the Premises as permitted by this lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver of Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this lease; except that, until the occurrence of an act or default by Tenant, Tenant shall have the right to collect such rent, subject to promptly forwarding to Landlord any portion thereof to which Landlord is entitled pursuant to this paragraph 19.

         20. Default. The occurrence of any of the following shall constitute a default by Tenant: (i) failure of Tenant to pay any rent or other sum payable hereunder within three (3) days of when due; (ii) abandonment of the Premises (Tenant's failure to occupy and conduct business in the Premises for fourteen (14) consecutive days shall be deemed an abandonment); or (iii) failure of Tenant to perform any other term, covenant or condition of this lease if the failure to perform is not cured within thirty (30) days after notice thereof has been given to Tenant (provided that if such default cannot reasonably be cured within thirty (30) days, Tenant shall not be in default if Tenant commences to cure such failure to perform within the thirty (30) day period and diligently and in good faith continues to cure the failure to perform). The notice referred to in clause (iii) above shall specify the failure to perform and the applicable lease provision and shall demand that Tenant perform the provisions of this lease within the applicable period of time. No notice shall be deemed a forfeiture or termination of this lease unless Landlord so elects in the notice. No notice shall be required in the event of abandonment or vacation of the Premises.

          In addition to the above, the occurrence of any of the following events shall also constitute a default by Tenant: (i) Tenant fails to pay its debts as they become due or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors (for purposes of determining whether Tenant is not paying its debts as they become due, a debt shall be deemed overdue upon the earliest to occur of the following: thirty (30) days from the date a statement therefor has been rendered; the date on which any action or proceeding therefor is commenced; or the date on which a formal notice of default or demand has been sent); (ii) Tenant fails to furnish to Landlord a schedule of Tenant's aged accounts payable within ten (10) days after Landlord's written request; or (iii) any financial statements given to Landlord by Tenant, any assignee of Tenant, subtenant of Tenant, any guarantor of Tenant, or successor in interest of Tenant (including, without limitation, any schedule of Tenant's aged accounts payable) are materially false. At any time during the term of this lease Landlord, at Landlord's option, shall have the right to receive from Tenant, upon Landlord's request, a current annual balance sheet for Landlord's review. If the balance sheet shows a negative net worth, Landlord may terminate this lease by giving Tenant sixty (60) days prior written notice.

         In the event of a default by Tenant, then Landlord, in addition to any other rights and remedies of Landlord at law or in equity, shall have the right either to terminate Tenant's right to possession of the Premises (and thereby terminate this lease) or, from time to time and without termination of this lease, to relet the Premises or any part thereof for the account and in the name of Tenant for such term and on such terms and Conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises.

         Should Landlord elect to keep this lease in full force and effect, Landlord shall have the right to enforce all of Landlord's rights and remedies under this lease, including but not limited to the right to recover and to relet the Premises and such other rights and remedies as Landlord may have under California Civil Code Section 1951.4 or successor Code section or any other California statute. If Landlord relets the Premises, then Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting and in making alterations and repairs. Rentals received by Landlord from such reletting shall be applied (i) to the payment of any indebtedness due hereunder, other than basic rent and common area charges, from Tenant to Landlord; (ii) to the payment of the cost of any repairs necessary to return the Premises to good condition normal wear and tear excepted, including the cost of alterations and the cost of storing any of Tenant's property left on the Premises at the time of reletting; and (iii) to the payment of basic rent or common area charges due and unpaid hereunder. The residue, if any, shall be held by Landlord and applied in payment of future rent or damages in the event of termination as the same may become due and payable hereunder and the balance, if any at the end of the term of this lease, shall be paid to Tenant. Should the basic rent and common area charges received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reletting of the Premises by Landlord shall be construed as an election on its part to terminate this lease unless a notice of such intention is given to Tenant or unless the termination hereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach, provided it has not been cured.

         Should Landlord at any time terminate this lease for any breach, in addition to any other remedy it may have, it shall have the immediate right of entry and may remove all persons and property from the Premises and shall have all the rights and remedies of a landlord provided by California Civil Code
Section 1951.2 or any successor code section. Upon such termination, in addition to all its other rights and remedies, Landlord shall be entitled to recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises and including (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this lease or which in the ordinary course of events would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in (i) and (ii) above is computed by allowing interest at the rate of twelve percent (12%) per annum. The "worth at the time of award" of the amount referred to in (iii) above shall be computed by discounting such amount at the discount rate of the federal reserve bank of San Francisco at the time of award plus one percent (1%). Tenant waives the provisions of Section 1179 of the California Code of Civil Procedure (which Section allows Tenant to petition a court of competent jurisdiction for relief against forfeiture of this lease). Property removed from the Premises may be stored in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places that Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant.

         21. Landlord's Right to Cure Tenant's Default. Landlord, at any time after Tenant commits a default, may, but shall not be obligated to, cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord and shall bear interest at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less, from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. Amounts due Landlord hereunder shall be additional rent.

          22. Eminent Domain. If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payments, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance. Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this lease. Notwithstanding the foregoing, Tenant shall be entitled to any compensation for depreciation to and cost of removal of Tenant's equipment and fixtures and any compensation for its relocation expenses necessitated by such taking, but in each case only to the extent the condemning authority makes a separate award there for or specifically identifies a portion of the award as being therefor. Each party waives the provisions of Section 1265.130 of the California Code of civil Procedure (which section allows either party to petition the Superior Court to terminate this lease in the event of a partial taking of the Premises).

         If any action or proceeding is commenced for such taking of the Premises or any portion thereof or of any other space in the Project, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the Premises or any portion thereof or of any other space in the Project, and Landlord shall decide to discontinue the use and operation of the Project or decide to demolish, alter or rebuild the Project, then Landlord shall have the right to terminate this lease by giving Tenant written notice thereof within sixty (60) days of the earlier of the date of Landlord's receipt of such notice of intention to condemn or the commencement of said action or proceeding. Such termination shall be effective as of the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

         In the event of a partial taking, or conveyance in lieu thereof, of the Premises and fifty percent (50%) or more of tie number of square feet in the Premises are taken then Tenant may terminate this lease. Any election by Tenant to so terminate shall be by written notice given to Landlord within sixty (60) days from the date of such taking or conveyance and shall be effective on the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

         If a portion of the Premises is taken by power of eminent domain or conveyance in lieu thereof and neither Landlord nor Tenant terminates this lease as provided above, then this lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed and all payments of rent shall be apportioned as of the date of such taking or conveyance so that thereafter the amounts to be paid by Tenant shall be in the ratio that the area of the portion of tie Premises not so taken bears to the total area of the Premises prior to such taking.

          23. Notice and Covenant to Surrender. On the last day of the term or on the effective date of any earlier termination, Tenant shall surrender to Landlord the Premises and all of Tenant's improvements and alterations in their condition existing as of the commencement of the term (normal wear and tear excepted) with all originally painted interior walls washed or repainted if marked or damaged, interior vinyl covered walls cleaned and repaired or replaced if marked or damaged, all carpets shampooed and cleaned, the air conditioning and heating system serviced and repaired by a reputable and licensed service firm (unless Landlord has elected to maintain such system pursuant to paragraph
9) and all floors cleaned and waxed; all to the reasonable satisfaction of Landlord. On or prior to the last day of the term of the effective date or any earlier termination, Tenant shall remove all of Tenant's personal property and trade fixtures, together with improvements or alterations that Tenant is obligated to remove pursuant to the provisions of paragraph 8, from the Premises, repair any damage caused by such removal, and restore such areas to the condition that existed prior to the installation of such trade fixtures or alterations in accordance with all applicable laws, statutes, building codes, and regulations in effect as of the date of such restoration. Any personal property not removed shall be deemed abandoned. In addition, on or prior to the expiration or earlier termination of this lease, Tenant shall remove, at Tenant's sole cost and expense, all telephone, other communication, computer and any other cabling and wiring of any sort installed in the space above the suspended ceiling of the Premises or anywhere else in the Premises and shall promptly repair any damage to the suspended ceiling, lights, light fixtures, walls and any other part of the Premises resulting from such removal.

         If the Premises are not surrendered as required in this paragraph, Tenant shall indemnify Landlord against all loss, liability and expense (including but not limited to, attorney fees) resulting from the failure by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenants. It is agreed between Landlord and Tenant that the provisions of this paragraph shall survive termination of this lease.

         24. Tenant's Quitclaim. At the expiration or earlier termination of this lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required to remove the cloud or encumbrance created by this lease from the real property of which the Premises are a part. This obligation shall survive said expiration or termination.

         25. Holding Over. Any holding over after the expiration or termination of this lease with the written consent of Landlord shall be construed to be a tenancy from month to month at the monthly rent, as adjusted, in effect on the date of such expiration or termination. All provisions of this lease, except those pertaining to the term and any option to extend, shall apply to the month to month tenancy. The provisions of this paragraph are in addition to, and do not affect, Landlord's right of reentry or other rights hereunder or provided by law.

         If Tenant shall retain possession of the Premises or any part thereof without Landlord's consent following the expiration or sooner termination of this lease for any reason, then Tenant shall pay to Landlord for each day of such retention one hundred thirty-seven percent (137%) of the amount of the daily rental in effect during the last month prior to the date of such expiration or termination. Tenant shall also indemnify and hold Landlord harmless from any loss, liability and expense (including, but not limited to, attorneys fees) resulting from delay by Tenant in surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay. Acceptance of rent by Landlord following expiration or termination shall not constitute a renewal of this lease, and nothing contained in this paragraph shall waive Landlord's right of re-entry or any other right. Tenant shall be only a Tenant at sufferance, whether or not Landlord accepts any rent from Tenant, while Tenant is holding over without Landlord's written consent.

         26. Subordination. In the event Landlord's title or leasehold interest is now or hereafter encumbered in order to secure a loan to Landlord, Tenant shall, at the request of Landlord or the lender, execute in writing an agreement subordinating its rights under this lease to the lien of such encumbrance, or, if so requested, agreeing that the lien of lender's encumbrance shall be or remain subject and subordinate to the rights of Tenant under this lease. Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute, deliver and record any such instrument or instruments for and in the name and on behalf of Tenant. Notwithstanding any such subordination, Tenant's possession under this lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all amounts due hereunder and otherwise observe and perform all provisions of this lease. In addition, if in connection with any such loan the lender shall request reasonable modifications of this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereof, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

         27. Certificate of Estoppel. Each party shall, within five (5) calendar days after request therefor, execute and deliver to the other party, in recordable form, a certificate stating that the lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications. The certificate shall also state the amount of the monthly rent, the date to which monthly rent has been paid in advance, the amount of the security deposit and/or prepaid monthly rent, and, if the request is made by Landlord, shall include such other items as Landlord or Landlord's lender may reasonably request. Failure to deliver such certificate within such time shall constitute a conclusive acknowledgment by the party failing to deliver the certificate that the lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. Any such certificate requested by Landlord may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or Project. If Landlord requests Tenant to execute an estoppel certificate pursuant to this paragraph 27, Landlord shall reimburse Tenant for reasonable attorneys' fees incurred by Tenant in review and analysis of the estoppel certificate, not to exceed Five Hundred Dollars ($500). Further, within five (5) calendar days following written request made from time to time by Landlord, Tenant shall furnish to Landlord current financial statements of Tenant.

         28. Sale by Landlord. In the event the original Landlord hereunder, or any successor owner of the Project or Premises, shall sell or convey the Project or Premises, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner and to look solely to such new owner for performance of any and all such liabilities and obligations.

         29. Attornment to Lender or Third Party. In the event the interest of Landlord in the land and buildings in which the Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by a lender or any other third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to release Landlord of any obligation arising on or after any such foreclosure sale and to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this lease.

         30. Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty
(30) day period and thereafter diligently prosecutes the same to completion.

         If Landlord is in default of this lease, Tenant's sole remedy shall be to institute suit against Landlord in a court of competent jurisdiction, and Tenant shall have no right to offset any sums expended by Tenant as a result of Landlord's default against future rent and other sums due and payable pursuant to this lease. If Landlord is in default of this lease, and as a consequence Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Project of which the Premises are a part, and out of rent or other income from such real property receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Project of which the Premises are a part. Neither Landlord nor any of the partners comprising the partnership designated as Landlord shall be personally liable for any deficiency.

         31. Construction Changes. It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises and/or the improvements constructed or being constructed therein, and no such changes or any changes in plans for any other portions of the Project, shall affect this lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.

          32. Measurement of Premises. Tenant understands and agrees that any reference to square footage of the Premises is approximate only and includes all interior partitions and columns, one-half of exterior walls, and one-half of the partitions separating the Premises from the rest of the Project, Tenant's proportionate share of the Common Area and, if applicable, covered areas immediately outside the entry doors or loading docks. Tenant waives any claim against Landlord regarding the accuracy of any such measurement and agrees that there shall not be any adjustment in basic rent or common area charges or other amounts payable hereunder by reason of inaccuracies in such measurement.

          33. Attorney Fees. If either party commences an action against the other party arising out of or in connection with this lease, the prevailing party shall be entitled to have and recover from the losing party all expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses. If either party becomes a party to any litigation concerning this lease, or concerning the Premises or the Project, by reason of any act or omission of the other party or its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to the other party for all expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses.

         34. Surrender. The voluntary or other surrender of this lease or the Premises by Tenant, or a mutual cancellation of this lease, shall not work a merger, and at the option of Landlord shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

          35. Waiver. No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent rent or other payments shall not constitute a waiver of any other default and acceptance of partial payments shall not be construed as a waiver of the balance of such payment due. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this lease.

         36. Easements; Airspace Rights. Landlord reserves the right to alter the boundaries of the Project and grant easements and dedicate for public use portions of the Project without Tenant's consent, provided that no such grant or dedication shall interfere with Tenant's use of the Premises or otherwise cause Tenant to incur cost or expense. From time to time, and upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord, in accordance with Landlord's instructions, any and all documents, instruments, maps or plats necessary to effectuate Tenant's covenants hereunder.

         This lease confers no rights either with regard to the subsurface of or airspace above the land on which the Project is located or with regard to airspace above the building of which the Premises are a part. Tenant agrees that no diminution or shutting off of light or view by a structure which is or may be erected (whether or not by Landlord) on property adjacent to the building of which the Premises are a part or to property adjacent thereto, shall in any way affect this lease, or entitle Tenant to any reduction of rent, or result in any liability of Landlord to Tenant.

         37. Rules and Regulations. Landlord shall have the right from time to time to promulgate rules and regulations for the safety, care and cleanliness of the Premises, the Project and the Common Area, or for the preservation of good order. On delivery of a copy of such rules and regulations to Tenant, Tenant shall comply with the rules and regulations, and a violation of any of them shall constitute a default by Tenant under this lease. If there is a conflict between the rules and regulations and any of the provisions of this lease, the provisions of this lease shall prevail. Such rules and regulations may be amended by Landlord from time to time with or without advance notice.

         38. Notices. All notices, demands, requests, consents and other communications which may be given or are required to be given by either party to the other shall be in writing and shall be sufficiently made and delivered if personally served or if sent by United States first class mail, postage prepaid. Prior to the commencement date, all such communications from Landlord to Tenant shall be served or addressed to Tenant at 141 Lato Tierra Court, Los Gatos, CA 95032. On or after the commencement date, all such communications from Landlord to Tenant shall be addressed to Tenant at the Premises. All such communications by Tenant to Landlord shall be sent to Landlord at its offices at 3945 Freedom Circle, suite 640, Santa Clara, California 95054. Either party may change its address by notifying the other of such change. Each such communication shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.

         39. Name. Tenant shall not use the name of the Project for any purpose, other than as the address of the business conducted by Tenant in the Premises, without the prior written consent of Landlord.

         40. Governing Law Severability. This lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this lease shall be held or rendered invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

         41. Definitions. As used in this lease, the following words and phrases shall have the following meanings:

                  Authorized representative: any officer, agent, employee or independent contractor retained or employed by either party, acting within authority given him by that party.

                   Encumbrance: any deed of trust, mortgage or other written security device or agreement affecting the Premises or the Project that constitutes security for the payment of a debt or performance of an obligation, and the note or obligation secured by such deed of trust, mortgage or other written security device or agreement.

                   Lease Month: the period of time determined by reference to the day of the month in which the term commences and continuing to one day short of the same numbered day in the next succeeding month; e.g., the tenth day of one month to and including the ninth day in the next succeeding month.

                  Lender: the beneficiary, mortgagee or other holder of an encumbrance, as defined above.

                   Lien: a charge imposed on the Premises by someone other than Landlord, by which the Premises are made security-for the performance of an act. Most of the liens referred to in this lease are mechanic's liens.

                   Maintenance: repairs, replacement, repainting and cleaning.


                   Monthly Rent: the sum of the monthly payments of basic rent and common area charges.

                   Person: one or more human beings, or legal entities or other artificial persons, including, without limitation, partnerships, corporations, trusts, estates, associations and any combination of human being and legal entities.

                   Provision: any term, agreement, covenant, condition, clause, qualification, restriction, reservation or other stipulation in the lease that defines or otherwise controls, establishes or limits the performance required or permitted by either party.

                  Rent: basic rent, common area charges, additional rent, and all other amounts payable by Tenant to Landlord required by this lease or arising by subsequent actions of the parties made pursuant to this lease.

         Words used in any gender include other genders. If there be more than one Tenant, the obligations of Tenant hereunder are joint and several. All provisions whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions. The paragraph headings are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

         42. Time. Time is of the essence of this lease and of each and all of its provisions.

         43. Interest on Past Due Obligations; Late Charge. Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the rate of ten percent (10%) per annum from when due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this lease. In addition, Tenant acknowledges that late payment by Tenant to Landlord of basic rent or common area charges or of any other amount due Landlord from Tenant, will cause Landlord to incur costs not contemplated by this lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord, e.g., by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any such payment due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue payment as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. No notice to Tenant of failure to pay shall be required prior to the imposition of such interest and/or late charge, and any notice period provided for in paragraph 20 shall not affect the imposition of such interest and/or late charge. Any interest and late charge imposed pursuant to this paragraph shall be and constitute additional rent payable by Tenant to Landlord.

         44. Entire Agreement. This lease, including any exhibits and attachments, constitutes the entire agreement between Landlord and Tenant relative to the Premises and this lease and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves or their agents or representatives relative to the leasing of the Premises are merged in or revoked by this lease.

         45. Corporate Authority. If Tenant is a corporation, each individual executing this lease on behalf of the corporation represents and warrants that he is duly authorized to execute and deliver this lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation and that this lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant shall deliver to Landlord, within ten (10) days of the execution of this lease, a copy of the resolution of the Board of Directors of Tenant authorizing the execution of this lease and naming the officers that are authorized to execute this lease on behalf of Tenant, which copy shall be certified by Tenant's president or secretary as correct and in full force and effect.

         46. Recording. Neither Landlord nor Tenant shall record this lease or a short form memorandum hereof without the consent of the other.

         47. Real Estate Brokers. Each party represents and warrants to the other party that it has not had dealings in any manner with any real estate broker, finder or other person with respect to the Premises and the negotiation and execution of this lease except BT Commercial Real Estate. Except as to commissions and fees to be paid as provided in this paragraph, each party shall indemnify and hold harmless the other party from all damage, loss, liability and expense (including attorneys' fees and related costs) arising out of or resulting from any claims for commissions or fees that may or have been asserted against the other party by any broker, finder or other person with whom Tenant or Landlord has or purportedly has dealt with in connection with the Premises and the negotiation and execution of this lease. To the extent agreed to between Landlord and BT Commercial Real Estate, Landlord shall pay all broker leasing commissions to BT Commercial Real Estate incurred in connection with the Premises and the negotiation and execution of this lease.

         48. Exhibits and Attachments. All exhibits and attachments to this lease are a part hereof.

         49. Environmental Matters.

             (a) Tenant's Covenants Regarding Hazardous Materials.

                   (i) Hazardous Materials Handling. Tenant, its agents, invitees, employees, contractors, sublessees, assigns and/or successors shall not use, store, dispose, release or otherwise cause to be present or permit the use, storage, disposal, release or presence of Hazardous Materials (as defined below) on or about the Premises or Project. As used herein "Hazardous Materials" shall mean any petroleum or petroleum by-products, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste and any "hazardous substance," "hazardous waste," "hazardous materials," "toxic substance" or "toxic waste" as those terms are defined under the provisions of the California Health and Safety Code and/or the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Section 9601 et seq.), or any other hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or any agency thereof, or the United States Government or any agency thereof.

                      (ii) Notices. Tenant shall immediately notify Landlord in writing of: (i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any law, regulation or ordinance relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any Hazardous Materials (collectively "Hazardous Materials Laws," (ii) any claim made or threatened by any person against Tenant, the Premises, Project or buildings within the Project relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or removed from the Premises, Project or buildings within the Project, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, Project or buildings within the Project or Tenant's use thereof. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

                   (b) Indemnification of Landlord. Tenant shall indemnify, defend (by counsel acceptable to Landlord), protect, and hold Landlord, and each of Landlord's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) for death of or injury to any person or damage to any property whatsoever (including water tables and atmosphere) arising from or caused in whole or in part, directly or indirectly, by (i) the presence in, on, under or about the Premises, Project or buildings within the Project or discharge in or from the Premises, Project or buildings within the Project of any Hazardous Materials to the extent caused by Tenant, its employees, agents, assignees, subtenants, contractors, or subcontractors, or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises, Project or buildings within the Project, or (ii)

Tenant's failure to comply with any Hazardous Materials Laws whether knowingly, unknowingly, intentionally or unintentionally. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Premises, Project or buildings within the Project, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith. In addition, Tenant shall reimburse Landlord for (i) losses in or reductions to rental income resulting from Tenant's use, storage or disposal of Hazardous Materials, (ii) all costs of refitting or other alterations to the Premises, Project or buildings within the Project required as a result of Tenant's use, storage, or disposal of Hazardous Materials including, without limitation, alterations required to accommodate an alternate use of the Premises, Project or buildings within the Project, and
(iii) any diminution in the fair market value of the Premises, Project or buildings within the Project caused by Tenant's use, storage, or disposal of Hazardous Materials. For purposes of this paragraph 49, any acts or omissions of Tenant, or by employees, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

                   (c) Survival. The provisions of this paragraph 49 shall survive the expiration or earlier termination of the term of this lease.

          50. Signage. Tenant shall not, without obtaining the prior written consent of Landlord, install or attach any sign or advertising material on any part of the outside of the Premises, or on any part of the inside of the Premises which is visible from the outside of the Premises, or in the halls, lobbies, windows or elevators of the building in which the Premises are located or on or about any other portion of the Common Area or Project. If Landlord consents to the installation of any sign or other advertising material, the location, size, design, color and other physical aspects thereof shall be subject to Landlord's prior written approval and shall be in accordance with any sign program applicable to the Project. In addition to any other requirements of this paragraph 50, the installation of any sign or other advertising material by or for Tenant must comply with all applicable laws, statutes, requirements, rules, ordinances and any C.C. & R.'s or other similar requirements. With respect to any permitted sign installed by or for Tenant, Tenant shall maintain such sign or other advertising material in good condition and repair and shall remove such sign or other advertising material on the expiration or earlier termination of the term of this lease. The cost of any permitted sign or advertising material and all costs associated with the installation, maintenance and removal thereof shall be paid for solely by Tenant. If Tenant fails to properly maintain or remove any permitted sign or other advertising material, Landlord may do so at Tenant's expense. Any cost incurred by Landlord in connection with such maintenance or removal shall be deemed additional rent and shall be paid by Tenant to Landlord within ten (10) days following notice from Landlord. Landlord may remove any unpermitted sign or advertising material without notice to Tenant and the cost of such removal shall be additional rent and shall be paid by Tenant within ten
(10) days following notice from Landlord. Landlord shall not be liable to Tenant for any damage, loss or expense resulting from Landlord's removal of any sign or advertising material in accordance with this paragraph 50. The provisions of this paragraph 50 shall survive the expiration or earlier termination of this lease.

         51. Submission of Lease. The submission of this lease to Tenant for examination or signature by Tenant is not an offer to lease the Premises to Tenant, nor an agreement by Landlord to reserve the Premises for Tenant. Landlord will not be bound to Tenant until this lease has been duly executed and delivered by both Landlord and Tenant.

         52. Tenant Improvements. Improvements to the Premises shall be constructed and installed in accordance with the plans and specifications, and other terms and conditions, set forth in Exhibit "C" to this lease, the contents of which is incorporated herein and made a part hereof by this reference. The improvements shall be constructed and installed at the expense of Landlord and/or Tenant as set forth in Exhibit "C" to this lease and in each case, shall be performed in a diligent and workmanlike manner.

         53. Additional Rent. All costs, charges, fees, penalties, interest and other payments (including Tenant's reimbursement to Landlord of costs incurred by Landlord) which Tenant is required to make to Landlord pursuant to the terms and conditions of this lease and any amendments to this lease shall be and constitute additional rent payable by Tenant to Landlord when due as specified in this lease and any amendments hereto.

         54. Option to Extend Term. Landlord grants to Tenant an option to extend the term for a period of three (3) years (such extension is hereafter referred to as the "Extended Term"). The Extended Term shall follow the expiration of the initial term set forth in paragraph 2(a) ("Initial Term"). All the provisions of this lease shall apply during the Extended Term except for the amount of the basic rent. The basic rent for the Extended Term shall be adjusted to ninety-five percent (95%) of the market rate; provided that in no event shall the basic rent for the Extended Term be less than the basic rent in effect at the expiration of the Initial Term. The option is further subject to the following terms and conditions:

                   (a) Tenant must deliver its irrevocable written notice of Tenant's exercise of the option to Landlord not less than six (6) lease months, nor more than twelve (12) lease months, prior to the expiration of the Initial Term. Time is of the essence with respect to the time period during which Tenant must deliver to Landlord its written notice of exercise and, therefore, if Tenant fails to give Landlord its irrevocable written notice of its exercise of the option within the applicable time period provided above, then the option shall expire and be of no further force or effect.

                   (b) The parties shall have thirty (30) days from the date Landlord receives Tenant's notice of exercise in which to agree on the amount constituting the market rate. If Landlord and Tenant agree on the amount of the market rate, they shall immediately execute an amendment to this lease setting forth the expiration date of the Extended Term and the amount of the basic rent to be paid by Tenant during the Extended Term. If Landlord and Tenant are unable to agree on the amount of the market rate within such time period, then the option shall be of no further effect and this lease shall expire at the end of the Initial Term.

                   (c) As used herein, the "market rate" shall be the monthly rent (triple net) then obtained for three (3) year fixed rate leases of comparable terms for premises in the Project and in buildings and/or projects within the same geographical area of similar types and identity, quality and location as the Project.

                   (d) Common area charges shall continue to be determined and payable as provided in paragraph 16 of this lease.

                   (e) Neither party shall have the right to have any court or other third party determine the market rate or the basic rent. Tenant shall not assign or otherwise transfer this option or any interest therein and any attempt to do so shall render this option null and void. Tenant shall have no right to extend the term beyond the Extended Term. If Tenant is in default under this lease at the date of delivery of Tenant's notice of exercise to Landlord, then such notice shall be of no effect and this lease shall expire at the end of the Initial Term. If Tenant is in default under this lease on the last day of the Initial Term, then Landlord may in its sole discretion elect to have Tenant's exercise of the option be of no effect, in which case this lease shall expire at the end of the Initial Term.

         IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this lease on the date first above written.

                                          LANDLORD:

                                          MONTAGUE OAKS ASSOCIATES
                                          PHASE I & II, a California
                                          general partnership


                                          By:  McCANDLESS GROUP (MONTAGUE),  a
                                               California general partnership,
                                               a general partner

                                          By: /s/ Birk S. McCandless
                                             --------------------------------
                                                  Birk S. McCandless, as

                                          Trustee of the Birk S.
                                          McCandless and Mary
                                          McCandless Intervivos Trust
                                          dated February 17, 1982,
                                          a general partner

                                      By: 745 PROPERTY INVESTMENTS, a
                                          Massachusetts voluntary trust,
                                          a general partner

                                          By:
                                              ---------------------------

                                          Its:  Vice President
                                              ---------------------------

                                     TENANT:

                                     SMART MACHINES, INC. ,
                                     a California corporation

                                     By:  /s/ K. Charles Janae
                                         --------------------------------

                                     Its:  President and CEO
                                         --------------------------------



                                     By:
                                         --------------------------------

                                     Its:
                                         --------------------------------

    [McCandless Office/ R & D Park/Montague Expressway & River Oaks Parkway]

                              [graphic not shown]



                                                                       EXHIBIT B

                       McCandless Management Corporation
                             651 River Oaks Parkway
                               9,278 Square Feet

                              [Graphic not shown]


Floor plans are representations only and may not be accurate in scale.

                                                                       EXHIBIT A

                                   EXHIBIT "C"

                             WORK LETTER AGREEMENT

                           EXISTING SPACE - ALLOWANCE

         This Work Letter Agreement (hereinafter "Exhibit 'C'") is attached to and forms a part of that certain lease ("Lease") by and between Montague Oaks Associates Phase I & II, a California general partnership ("Landlord"), and Smart Machines, Inc., a California corporation ("Tenant"), pursuant to which Landlord leases to Tenant those certain premises located at 651 River Oaks Parkway, San Jose, California and consisting of approximately nine thousand seven hundred twenty-eight (9,728) square feet ("Premises") . All capitalized terms used herein shall have the meaning ascribed to them in the Lease unless otherwise defined below. The Premises shall be improved in accordance with the following:

         1. Existing Improvements. Tenant accepts the Premises in their existing condition and the improvements constructed therewith, and Tenant hereby approves the same as installed, subject only to such changes as may subsequently be agreed upon by Landlord and Tenant. Such improvements are hereafter called "Existing Improvements."

          2. Tenant Improvements. As used herein, "Tenant Improvements" shall include those items and improvements set forth and described in Exhibit "C-l," attached hereto, exclusive of Existing Improvements. Landlord shall construct Tenant Improvements in accordance with Exhibit "C-1" and the provisions of this Exhibit "C." Unless otherwise specifically agreed to by Landlord in writing, the installation, wiring, maintenance and removal of furniture partition systems, telephone and other communication systems, data cabling, alarm and/or security systems and any other systems not specifically set forth on Exhibit C-1, and all cost and expense associated therewith, shall be the sole responsibility of Tenant. In connection with the construction and installation of the Tenant Improvements, Landlord or Landlord's general contractor shall have no obligation to move any of Tenant's property located in or about the Premises including, but not limited to, furniture, inventory and trade fixtures, at the time of such construction and installation. If at the time of construction and installation of the Tenant Improvements Tenant has property located in or about the Premises that inhibits or prevents in any way the construction and installation of the Tenant Improvements, Tenant shall immediately, upon receipt of notification therefore from Landlord or Landlord's general contractor, at Tenant's sole cost and expense, move such property to another location within the Premises or, upon receipt of Landlord's prior approval, to another location within the Project designated by Landlord in Landlord's sole discretion; Tenant's failure to immediately move such property upon receipt of notification therefore from Landlord or Landlord's general contractor shall be deemed a Tenant caused delay subject to the

                                                                       EXHIBIT C
provisions of paragraph 6 of this Exhibit "C." If at the time of construction and installation of the Tenant Improvements Tenant has property located in or about the Premises, Landlord and Landlord's general contractor shall incur no liability to Tenant or any other party in the event such property is damaged, destroyed or stolen during the construction and installation of the Tenant Improvements. During the time of construction and installation of the Tenant Improvements, Tenant shall allow Landlord's and Landlord's contractors access to the Premises both during and after office hours.

          3. Tenant Improvement Cost Estimates. Within fourteen (14) days after the date hereof, Landlord shall prepare and deliver to Tenant an improvement cost budget ("Improvement Cost Budget") setting forth the Total Cost of Tenant's Improvements (as defined in Paragraph 4(b) below). Within three (3) days after Tenant's receipt of the Improvement Cost Budget, Tenant shall, in writing, approve or disapprove the Improvement Cost Budget. If Tenant does not deliver to Landlord its written approval or disapproval within the three (3) day period, Tenant will be deemed to have approved the Improvement Cost Budget. If Tenant disapproves of the Improvement Cost Budget and Landlord and Tenant are unable, within the three (3) day period, to agree on mutually acceptable changes to the Improvement Cost Budget, or if Tenant approves of the Improvement Cost Budget but does not deliver to Landlord, within three (3) days of its approval, signed copies of the Improvement Cost Budget, then Landlord may terminate the Lease upon written notice to Tenant. Upon Tenant's written approval of the Improvement Cost Budget (or in the event Tenant is deemed to have approved the Improvement Cost Budget as provided hereinabove), the Total Cost of Tenant's Improvements set forth therein shall be deemed a fixed price for the Tenant Improvements (said fixed price shall be referred to herein as the "Tenant Improvement Fixed Cost"). The Tenant Improvement Fixed Cost shall be subject to adjustment for increases in costs resulting from changes to the Tenant Improvements requested or required pursuant to Paragraphs 5 and 6 below. Landlord shall not be obligated to commence construction of the Tenant Improvements until the following has occurred: the and Tenant Improvement Fixed Cost have been agreed to by Landlord and Tenant; Tenant has indicated its approval of the Improvement Cost Budget by signing copies thereof; and Landlord has executed a written authorization to proceed with construction with Landlord's general contractor based on the agreed Tenant Improvement Fixed Cost.

         4. Tenant Improvement Allowance.

                   (a) Landlord agrees to grant to Tenant a Tenant Improvement Allowance ("Allowance") of Twenty-nine Thousand One Hundred Eighty-four Dollars ($29,184) ($3.00/SF x 9,728 SF) to be applied toward the "Total Cost of Tenant's Improvements" (as defined below) to be installed in accordance with this Exhibit "C."

                    (b) As used herein, "Total Cost of Tenant's Improvements" shall include: (i) the cost of Tenant Improvements and increases therein pursuant to Paragraphs 5 and 6 below, if any, and all demolition costs incurred in connection with preparing the Premises for the installation of the Tenant Improvements; (ii) the cost of overtime or special expenditures required to obtain and install the Tenant Improvements by the proposed commencement date;
(iii) all costs related to change orders; (iv) all costs related to changes required or requested by governmental authority; (v) permit fees and other fees not previously paid by Landlord as part of shell costs; (vi) the cost of consultants and engineers; (vii) the costs of all alterations to the interior of the Premises required by the Americans With Disabilities Act of 1990 (42 U.S.C. sections 12101 et seq) ("ADA") to the extent necessary to obtain a building permit from the City of San Jose; (viii) an amount equal to the actual cost of supervision, administration and on-site facilities and equipment necessary to perform the work; (ix) an amount equal to nine percent (9%) of the sum of items
(i) through (viii) above as and for the general contractor's overhead and profit; and (x) the cost of architects hired by Landlord. Landlord does not anticipate that a building permit will be required for the Tenant Improvements.

                   (c) In the event that the Tenant Improvement Fixed Cost exceeds the Allowance (the amount by which the Tenant Improvement Fixed Cost exceeds the Allowance shall be referred to herein as the "Excess Cost"), Tenant shall pay fifty percent (50%) of such Excess Cost to Landlord within five (5) days of Tenant's approval of the Improvement Cost Budget and the remaining fifty percent (50%) of the Excess Cost within five (5) days of when Landlord notifies Tenant that the Tenant Improvements are fifty percent (50%) completed. Tenant's failure to make any payment of the Excess Cost when due, or to make any payment with respect to change orders as set forth in Paragraph 5 of this Exhibit "C," shall be deemed a default under the Lease and the amount so delinquent shall be deemed additional rent and Landlord may exercise all rights and remedies set forth in Paragraph 20 of the Lease; and in addition, Landlord may delay construction until such payment is made and such delay shall be deemed a Tenant caused delay subject to the provisions of Paragraph 7 of this Exhibit "C."

                   (d) In the event Tenant causes delays, or requests changes which cause delays in construction of the Tenant Improvements more then ninety
(90) calendar days, then Landlord shall not be obligated to grant to Tenant the Allowance, or any balance remaining unused therein. In such case, Landlord shall thereafter have no obligation to construct any Tenant Improvements for Tenant. Furthermore, the cessation of Landlord's obligation to construct the Tenant Improvements as permitted herein shall not affect Tenant's obligation to commence payments of basic rent and common area charges or any other payments due Landlord under the Lease. Tenant shall be entitled to no rent reduction or credit at any time in the event that the Allowance or any portion thereof remains unused for any reason whatsoever.

                    (e) If Tenant requires improvements to the Premises in addition to the Tenant Improvements, Tenant shall construct such improvements as alterations subject to all of the terms and conditions set forth in paragraph 8 of the lease. Tenant shall be entitled to use any unused portion of the Allowance remaining after completion of construction of the Tenant Improvements ("Unused allowance") to pay the cost of such alterations made to the Premises prior to December 31, 1995. Landlord shall pay Tenant the Unused Allowance, or any portion thereof, to pay the cost of alterations approved by Landlord in accordance with paragraph 8 within thirty (30) days after Tenant has presented Landlord with copies of paid invoices for such alterations, together with unconditional lien waivers signed by all contractors or material suppliers supplying labor or materials to the alterations. Landlord shall have no obligation to disburse the Unused Allowance to pay the cost of alterations made by Tenant after December 31, 1995.

          5. Changes by Tenant. Tenant may request changes, deletions or additions to the Tenant Improvements; provided, however, that the effectiveness of any such requested change, deletion or addition shall be subject to written approval by an authorized representative of Landlord and to obtaining any required governmental permits or other approvals. If any such change, deletion or addition increases the cost of construction and installation of the Tenant Improvements, Tenant shall immediately pay to Landlord the full amount of such increase in the cost of construction and installation of the Tenant Improvements. In no event shall work on any change, deletion or addition requested pursuant to this paragraph 5 commence prior to (i) Landlord and Tenant approving, in writing, such change, deletion or addition, and (ii) Landlord's receipt from Tenant of payment of the full amount of the increase in the cost of construction and installation of the Tenant Improvements.

          6. Changes by Authority. Tenant agrees that if any change, deletion or addition to any of the improvements proposed to be constructed or installed is required by any governmental authority in connection with obtaining any governmental permit or approval, or otherwise, then such change, deletion or addition shall promptly be made at Tenant's expense and Tenant shall, immediately upon receipt of Landlord's demand therefor, pay such expense to Landlord. Failure to obtain any required governmental approval or permit for the Tenant Improvements desired by Tenant shall in no way be cause for Tenant to terminate the Lease. Notwithstanding the foregoing, Landlord shall be responsible for all alterations to the exterior of the Premises required to comply with ADA.

         7. Delays Caused by Tenant. If the commencement of the term is delayed due in any respect to Tenant's failure to meet the schedule set forth in paragraph 3 above, or due to construction delays related to any changes required by Tenant, or due to any other failures by Tenant to perform its obligations under this

Exhibit "C" or otherwise under the Lease, then any such delays shall not effect the commencement date or Tenant's obligations to pay base rent and common area charges.

         8. Punch List. Within ten (10) business days after the completion of the Tenant Improvements, Landlord and Tenant shall conduct a walk-through inspection of the Premises and shall jointly create a list of items ("Punch List") that require completion or correction in order for the Premises to be acceptable. Landlord shall commence to complete or correct the items as soon as possible. If the parties do not conduct the walk-through and create the Punch List within the ten (10) day period, Tenant shall be deemed to have accepted the Premises and approved the construction. Nothing in this paragraph 8 shall delay the commencement of the term or Tenant's obligation to pay rent or to make other payments due Landlord under the Lease.

                                  EXHIBIT C-1

                              TENANT IMPROVEMENTS

Landlord's improvements for Smart Machines are as follows:

A. To be paid from the Tenant Improvement Allowance:

         1. Demolish existing VCT floor and install a new VCT floor in assembly room and lab. New VCT floor will be sealed with EDS wax.

         2. Remove both cabinets and sink from lab area and reinstall sink cabinet in break room. Furnish and install new end cap for cabinet.

         3. Paint all walls throughout space with one coat of paint to match existing. Paint with epoxy paint in lab and assembly areas over smooth walls.

         4.       Steam clean carpet.

         5. Replace damaged ceiling tiles as required with tiles from assembly or lab areas. Do not replace ceiling tiles in assembly or lab areas.

         6. Install double doors in storage room, lab and demo room. Relocate switch as needed.

         7. Install floor to ceiling ten-foot wide (single mullion) glass wall in demo room.

B. To be paid by Landlord or shared with Tenant:

         1. Landlord to pay up to $2,000 toward the cost of one exterior exit door in the rear concrete wall.

         2. Landlord to pay up to $1,500 toward the cost of relocating existing transformer in electrical closet to main electrical room. If the cost exceeds $1,500, Tenant will pay the next $1,500 from their Tenant Improvement Allowance. Any cost in excess of $3,000 to be split 50/50 between the Landlord and Tenant.

                                                                     EXHIBIT C-1

                            FIRST AMENDMENT TO LEASE

         This First Amendment to Lease ("Amendment") is made and entered into as of March 28, 1996 by and between MONTAGUE OAKS ASSOCIATES PHASE I & II~- a California General partnership ("Landlord"), and SMART MACHINES, INC., a California corporation ("Tenant").

                                    RECITALS

        A. Pursuant to that certain Lease dated June 7, 1995 (the "Lease"), Tenant currently leases from Landlord that certain premises commonly known as 651 River Oaks Parkway, San Jose, California, consisting of approximately nine thousand seven hundred twenty-eight (9,728) square feet, as more particularly described in the Lease (the "Original Premises").

        B. Tenant now desires to lease from Landlord and Landlord desires to lease to Tenant that certain additional premises commonly known as 653 River Oaks Parkway, San Jose, California, consisting of approximately five thousand five hundred thirty (5,530) square feet, as shown in the floor plan attached as Exhibit A hereto and in the location outlined in red on Exhibit B attached hereto (the Additional Premises"). In addition, the term of the Lease expires on June 30, 1998. Landlord and Tenant desire to extend the term of the Lease and to amend certain other terms of the Lease to address the incorporation of the Additional Premises into the Lease, all as more particularly described herein. Capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Lease, unless otherwise defined herein.

         NOW, THEREFORE, the parties agree as follows:

         1. Effective Date. This Amendment shall be effective as of June 1,
1996.

         2. Premises. As of the Effective Date, the term "Premises" as used in the Lease shall mean and include the Original Premises and the Additional Premises, consisting of an aggregate of approximately fifteen thousand two hundred fifty-eight (15,258) square feet.

         3. Condition of Additional Premises. Landlord shall deliver possession of the Additional Premises to Tenant on the Effective Date in its "as is" condition. Tenant acknowledges that Landlord shall have no obligation to construct additional improvements in or alterations to the Additional Premises.

        4. Term. The term of the Lease is hereby extended to November 30, 1998.

        5. Basic Rent. As of the Effective Date, the monthly Basic Rent shall be as follows:

Period                   Original                Additional              Total Monthly
------                   Premises                Premises                   Basic Rent
                         --------                --------                   ----------

6/1/96-5/31/97            $7,587.84*             $5,253.50               $12,841.34
6/1/97-5/31/98            $7,587.84              $5,530.00               $13,117.84
6/1/98-6/30/98            $7,587.84              $5,806.50               $13,394.34
7/1/98-11/30/98          $10,214.40              $5,806.50               $16,020.90

Concurrently with Tenant's execution of this Amendment, Tenant shall deposit with Landlord the sum of Six Thousand Eighty-three Dollars ($6,083) to be applied against the monthly basic rent and common area charges for the Additional Premises for the month of June, 1996.

        6. Common Area Charges. As of the Effective Date, Section 16 of the Lease is hereby amended by deleting the percentage "eleven and nine one-hundredths percent (11.09%)" and replacing the same with the percentage "seventeen and four tenths percent (17.4%)" In addition, as of the Effective Date, the estimated payment of Tenant's percentage share of common area charges as provided for in Section 16 of the Lease shall be the sum of Two Thousand Two Hundred Eighty-eight Dollars and Seventy Cents ($2,288.70), subject to further adjustment as set forth in Section 4(c) of the Lease.

        7. Security Deposit. Concurrently with Tenant's execution of this Amendment, Tenant shall deposit with Landlord the sum of Five Thousand Five Hundred Thirty Dollars ($5,530), which sum shall be held by Landlord, together with the Eight Thousand Eight Hundred Twenty-three Dollars and Thirty Cents ($8,823.30) currently held by Landlord, as a security deposit pursuant to the terms of Section 4(e) of the Lease, for a total security deposit of Fourteen Thousand Three Hundred Fifty-three Dollars ($14,353.30).

        8. Parking Spaces. From and after the Effective Date, Tenant shall have the non-exclusive use of sixty-one (61) parking spaces in the Common Area, in accordance with Section 15 of the Lease.

        9. Tenant Improvement Allowance. Landlord shall provide Tenant with a tenant improvement allowance in the amount of One Thousand Two Hundred Fifty Dollars ($1,250) to be applied toward tenant improvements to be constructed by Tenant in the Additional Premises. Tenant may request disbursement of said amount upon completion of construction of said tenant improvements and delivery to Landlord of evidence reasonably satisfactory to Landlord of the expenditure of such amount by Tenant in the construction of such tenant improvements (including without limitation, paid invoices and receipts). Landlord shall disburse said amount to Tenant within twenty (20) days after completion of construction and delivery by Tenant of the above-described evidence of payment.

        10. Option to Extend. From and after the Effective Date, an exercise of the option to extend the term in accordance with Section 54 of the Lease shall be deemed an extension of the term as to both the Original Premises and the Additional Premises. For purposes of the Lease, the "Initial Term" shall expire on November 30, 1998.

        11. Brokers. Tenant represents and warrants to Landlord that, except for BT Commercial, Tenant has had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment to whom a commission or fee of any kind whatsoever is due, and that, except for BT Commercial, it knows of no real estate broker or agent who is or might be entitled to a commission in connection with this Amendment. Tenant shall be responsible for the payment of any commission claimed due and owing by BT Commercial. Tenant shall indemnify, defend and hold Landlord harmless from and against all damages, liabilities, costs or expenses (including attorneys' fees) arising out of claims made by BT Commercial or any other broker or individual for commissions or fees resulting from a breach by Tenant of the foregoing warranty.

        12. Corporate Authority. Each individual executing this Amendment on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Amendment on behalf of Tenant in accordance with a duly adopted resolution of the Board of Directors of Tenant and that this Amendment is binding upon Tenant in accordance with its terms. Tenant shall deliver to Landlord, within ten (10) days of the execution of this amendment, a copy of the resolution of the Board of Directors of Tenant authorizing the execution of this Amendment and naming the officers that are authorized to execute this Amendment on behalf of Tenant, which copy shall be certified by Tenant's president or secretary as correct and in full force and effect.

        13. Effect of Amendment. Except as modified herein, the terms and provisions of the Lease shall remain unmodified and continue in full force and effect, and as of the Effective Date shall apply to the Additional Premises in addition to the Original Premises. In the event of any conflict between the terms and provisions of this Amendment and the terms and provisions of the Lease, the terms and provisions of this Amendment shall govern and control the intent and agreement of the parties.

        IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the date first set forth above.

                                     LANDLORD:

                                     MONTAGUE OAKS ASSOCIATES
                                     PHASE I&II, a California
                                     general partnership

                                     By: McCANDLESS GROUP (MONTAGUE),
                                         a California general
                                         partnership,
                                         a general partner


                                         By:  /s/ Birk S. McCandless
                                              ----------------------------
                                              Birk S. McCandless as
                                              Trustee of the Birk S.
                                              McCandless and Mary
                                              McCandless Inter Vivos Trust
                                              Agreement dated February 17,
                                              1982, a general partner

                                     By: 745 PROPERTY INVESTMENTS,
                                         a Massachusetts voluntary
                                         trust, a general partner


                                     By:
                                          -------------------------------
                                     Its:  Vice President
                                          -------------------------------

                                     TENANT:

                                     SMART MACHINES, INC.,
                                     a California corporation


                                     By:  /s/ K. Charles Janae
                                          -------------------------------
                                     Its:  President and CEO
                                          -------------------------------

                             653 River Oaks Parkway
                              San Jose, California

                               5,530 Square Feet

                              [Graphic not shown]


                                                                       EXHIBIT A

                      [McCANDLESS BUSINESS PARK SITE PLAN]
                              [GRAPHIC NOT SHOWN]



     MCCANDLESS OFFICE / R&D PARK MONTAGUE EXPRESSWAY & RIVER OAKS PARKWAY




                                                                       EXHIBIT B

The information contained herein has been obtained from sources we deem reliable, however, we cannot guarantee it. All information should be verified prior to purchase or lease.

                 [McCandless Management Corporation Letterhead]

August 13, 1998

Mr. Charles Janae
SMART MACHINES, INC.
651 River Oaks Parkway
San Jose, CA 95134

Re: Second Amendment to Lease
    651 River Oaks Parkway, San Jose, California
    Montague Oaks, Phase I and II

Dear Mr. Janae:

Enclosed for your file is (I) one fully executed original Second Amendment to Lease for Smart Machines, Inc.

Thank you for your attention to these documents. Should you have any questions, please feel free to call.

                                               Sincerely,

                                               McCANDLESS MANAGEMENT CORPORATION

                                               /s/ Tana L. De La Cruz
                                               -------------------------------

                                               Tana L. De La Cruz
                                               Property Management Secretary

/tdc
Enclosure
co: File 675.00

                           SECOND AMENDMENT TO LEASE

       This Second Amendment to Lease ("Second Amendment") is made and entered into as of July 13, 1998 by and between MONTAGUE OAKS ASSOCIATES PHASE I & II, a California general partnership ("Landlord"), and SMART MACHINES, INC., a California corporation ("Tenant").

                                    RECITALS

       A. Pursuant to that certain Lease dated June 7, 1995 as amended by that certain First Amendment to Lease ("First Amendment") dated March 28, 1996 (collectively, "Lease"), Tenant currently leases from Landlord those certain premises commonly known as 651 and 653 River Oaks Parkway, San Jose, California, consisting of approximately fifteen thousand two hundred fifty-eight (15,258) square feet, as more particularly described in the Lease and First Amendment (collectively, the "Premises").

       B. Pursuant to Paragraph 54 of the Lease and Paragraph 10 of the First Amendment, Tenant has exercised its option to extend the term of the Lease for a period of three (3) years (the "Extended Term"). Tenant and Landlord desire to amend the Lease to set forth certain terms as to the Extended Term.

       C. Capitalized terms used in this Second Amendment shall have the meaning ascribed to such terms in the Lease unless otherwise defined in this Amendment.

       NOW, THEREFORE, the parties agree as follows:

         1. Term. The Extended Term shall commence on December 1, 1998 and shall terminate on November 30, 2001.




         2. Basic Rent. As of December 1, 1998, the monthly basic rent for the Premises shall be as follows:


           Months                Monthly
           ------                Basic Rent
                                 ----------
            1-36                $26,091.18

         3. Security Deposit. The Security Deposit currently held by Landlord pursuant to the terms of Paragraph 4(e) of the Lease and Paragraph 7 of the First Amendment in the amount of Fourteen Thousand Three Hundred Fifty-three Dollars ($14,353.30) shall continue to be held by Landlord during the Extended Term, subject to the provisions of Paragraph 4(e) of the Lease and Paragraph 7 of the First Amendment.

         4. Further Extension. Tenant shall have no further rights to extend the term of the Lease after the Extended Term.

       5. Condition of Premises. Tenant acknowledges that landlord shall have no obligation to construct additional improvements in or alterations to the Premises or provide any refurbishment allowance to Tenant during the Extended Term.

       6. Brokers. Tenant represents and warrants to Landlord that, except for McCandless Management Corporation ("McCandless"), Tenant has had no dealings with any real estate broker or agent in connection with the negotiation of this Second Amendment to whom a commission or fee of any kind whatsoever is due, and that, except for McCandless, it knows of no real estate broker or agent who is or might be entitled to a commission in connection with this Second Amendment. Landlord shall be responsible for the payment of any commission claimed due and owing by McCandless. Tenant shall indemnify, defend and hold Landlord harmless from and against all damages, liabilities, costs or expenses (including attorneys' fees) arising out of claims made by any broker or individual, other than McCandless, for commissions or fees resulting from a breach by Tenant of the foregoing warranty.

       7. Corporate Authority. Each individual executing this Second Amendment on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Second Amendment on behalf of Tenant and that this Second Amendment is binding upon said corporation in accordance with its terms.

       8. Effect of Second Amendment. Except as modified herein, the terms and provisions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and provisions of this Second Amendment and the terms and provisions of the Lease, the terms and provisions of this Second Amendment shall govern and control the intent and agreement of the parties.

         lN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first set forth above.

                                          LANDLORD:

                                          MONTAGUE OAKS ASSOCIATES
                                          PHASE I & II, a California
                                          general partnership

                                          By: McCANDLESS GROUP (MONTAGUE),
                                              a California general
                                              partnership,
                                              a general partner

                                              By:  /s/ Birk S. McCandless
                                                   -----------------------------
                                                   BIRK S. McCANDLESS as
                                                    Trustee of the Birk S.
                                                    McCandless and Mary
                                                    McCandless Inter Vivos Trust
                                                    Agreement dated February 17,
                                                    1982, a general partner

                                                  By:  745 PROPERTY INVESTMENTS,
                                                       a Massachusetts voluntary
                                                       trust, a general partner

                                                       By:  /s/ Gregg Meyer
                                                            --------------------
                                                       Name:  Gregg Meyer
                                                            --------------------
                                                       Its:   Director
                                                            --------------------

                                                  TENANT:

                                                  SMART MACHINES, INC.,
                                                  a California corporation


                                                  By:  /s/ K. Charles Janae
                                                       --------------------

                                                  Name: K. Charles Janae

                                                  Its:  President and CEO
                                                       --------------------